                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2004

             000-24478                               38-3073622
       (Commission File No.)              (IRS Employer Identification No.)


                             DEARBORN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                       22290 Michigan Avenue, Dearborn, MI
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                      48124
                                      -----
                                   (Zip Code)

                                 (313) 274-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Item 7.  Financial Statements and Exhibits

99.1 Registrant's January 20, 2004 News Release announcing its 2003 fourth quarter earnings


Item 12.  Results of Operations and Financial Conditions


On January 20, 2004, the Registrant issued a news release announcing its 2003 fourth quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





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DEARBORN BANCORP, INC.
FORM 8-K (continued)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Dearborn Bancorp, Inc.
                                  (Registrant)






                              /s/ Jeffrey L. Karafa
                         -------------------------------
                                Jeffrey L. Karafa
                      Treasurer and Chief Financial Officer




Date:  January 21, 2004



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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press Release dated January 20, 2004.